Commitments and Contingencies	12 Months Ended
Aug. 25, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
(10)	Commitments and Contingencies
(a)	Commitments

Minimum rent payments under operating leases are recognized on a straight-line basis over the term of the lease including any periods of free rent. Rent expense for operating leases in fiscal 2017, 2016 and 2015 was $2.9 million, $2.4 million, and $2.4 million, respectively.

Future minimum lease payments under all leases as of August 25, 2017 are as follows (in thousands):

Amount
Fiscal year ending August:
2018	$2,562
2019	2,398
2020	2,312
2021	2,144
2022	1,603
Total	$11,019

(b)	Product Warranty and Indemnities

Product warranty reserves are established in the same period that revenue from the sale of the related products is recognized, or in the period that a specific issue arises as to the functionality of a Company’s product. The amounts of the reserves are based on established terms and the Company’s best estimate of the amounts necessary to settle future and existing claims on products sold as of the balance sheet date.

The following table reconciles the changes in the Company’s accrued warranty (in thousands):

	Fiscal Year Ended
	August 25,	August 26,	August 28,
	2017	2016	2015
Beginning accrued warranty reserve	$266	$290	$238
Warranty claims	(403)	(345)	(690)
Provision for product warranties	412	321	742
Ending accrued warranty reserve	$275	$266	$290

Product warranty reserves are recorded in accrued liabilities in the accompanying consolidated balance sheets.

In addition to potential liability for warranties related to defective products, the Company currently has in effect a number of agreements in which it has agreed to defend, indemnify and hold harmless its customers and suppliers from damages and costs, which may arise from product defects as well as from any alleged infringement by its products of third-party patents, trademarks or other proprietary rights. The Company believes its internal development processes and other policies and practices limit its exposure related to such indemnities. Maximum potential future payments cannot be estimated because many of these agreements do not have a maximum stated liability. However, to date, the Company has not had to reimburse any of its customers or suppliers for any losses related to these indemnities. The Company has not recorded any liability in its financial statements for such indemnities.

(c)	Legal Matters

From time to time, the Company is involved in legal matters that arise in the normal course of business. Litigation in general and intellectual property, employment and shareholder litigation in particular, can be expensive and disruptive to normal business operations. Moreover, the results of complex legal proceedings are difficult to predict. The Company believes that it has defenses to the cases pending, including those set forth below. Except as noted below, the Company is not currently able to estimate, with reasonable certainty, the possible loss, or range of loss, if any, from such legal matters, and accordingly, no provision for any potential loss, which may result from the resolution of these matters, has been recorded in the accompanying consolidated financial statements.

Indemnification Claims by SanDisk

In connection with the Company’s Sale of the Enterprise business to SanDisk in August 2013, the Sale Agreement contained certain indemnification obligations, including, among others, for losses arising from breaches of representations and warranties relating to the Sale. These indemnification obligations are subject to a number of limitations, including certain deductibles and caps and limited time periods for making indemnification claims. At the closing of the Sale, $30.5 million of the purchase price was placed into a third party escrow to secure certain of the Company’s indemnification obligations. The escrow was due to terminate on August 22, 2014 in the event that SanDisk did not timely submit a claim for indemnification. On August 21, 2014, SanDisk made a claim against the Company under the indemnification provisions of the Sale Agreement in connection with a lawsuit filed by Netlist, Inc. (Netlist) against SanDisk alleging that certain products of the Enterprise business infringe various Netlist patents, which SanDisk in turn alleges would, if true, constitute a breach of representations and warranties under the Sale Agreement. Under the Sale Agreement, the Company’s indemnification obligation in respect of intellectual property matters, such as those claimed by SanDisk, is subject to a deductible of approximately $1.8 million and a cap of $60.9 million. As required in the Sale Agreement, the SanDisk claim purported to include a preliminary good faith estimate of SanDisk’s alleged indemnifiable losses, which estimate was greater than the Sale Agreement cap for intellectual property matters. The Company believes that the allegations giving rise to the indemnification claim are without merit and the Company intends to dispute SanDisk’s claim for indemnification. In addition, there may be other grounds for the Company to dispute the indemnification claim and/or the amounts of any indemnifiable losses of SanDisk. On December 4, 2014, SanDisk and the Company agreed to the Escrow Release and SanDisk and the Company instructed the escrow agent to release the entire escrow balance. On December 5, 2014, the Company received $30.5 million from the Escrow Release. The Escrow Release does not relieve the Company of its indemnification obligations to SanDisk, and SanDisk has not amended or reduced the amount of its indemnification claim.

Netlist

On September 10, 2012, SMART Modular filed a complaint in the Eastern District of California against Netlist alleging infringement of certain claims of SMART Modular’s U.S. Patent No. 8,250,295 (the ‘295 patent) and seeking, among other things, a preliminary injunction. Netlist filed certain counterclaims alleging, among other things, attempted monopolization, collusion, unfair competition, fraud on the U.S. Patent and Trademark Office (the USPTO) and sham litigation, and asserting that the ‘295 patent is invalid. The counterclaims do not specify the amount of damages. Netlist also filed a request for reexamination of the ‘295 patent in the USPTO. On May 30, 2013, the court denied SMART Modular’s motion for a preliminary injunction and granted a stay in the proceedings pending the outcome of the reexamination. On or about April 29, 2014, the USPTO issued a non-final Action Closing Prosecution (ACP) confirming the patentability of the original claims of SMART Modular’s ‘295 patent and rejecting certain claims added during the reexamination process. On May 29, 2014, after the ACP, SMART Modular filed comments requesting that all of the original claims and certain of the added claims be confirmed as patentable. On June 30, 2014, Netlist filed comments challenging SMART Modular’s comments to the ACP. On August 4, 2015, the USPTO rejected Netlist’s challenges and affirmed its previous decision confirming the patentability of the original claims of SMART Modular’s ‘295 patent. On September 4, 2015, Netlist filed an appeal of the USPTO examiner’s decision to the Patent Trial and Appeals Board (the PTAB). On February 25, 2016, the USPTO ruled in favor of SMART and on September 21, 2016, the court granted SMART’s motion to lift the stay in the Eastern District of California case. On November 14, 2016, the PTAB reversed the examiner’s decision to confirm certain claims of SMART Modular’s ‘295 patent and reversed the examiner’s decision to determine that certain newly added claims are patentable. On January 23, 2017, SMART Modular filed a request to reopen prosecution to add evidence to rebut the PTAB’s grounds for the decision reversing the examiner’s decision. On February 24, 2017, Netlist filed comments on SMART Modular’s request to reopen prosecution. On April 18, 2017, the PTAB issued an Order remanding the reexamination and reopening prosecution.  On February 22, 2017, Netlist filed a motion to reinstate the stay in the court proceedings pending the outcome of the USPTO proceedings. SMART Modular filed an opposition to this motion and the Netlist motion to reinstate the stay was denied. On May 8, 2017, the USPTO examiner issued a decision to remand, rejecting certain claims of the ‘295 patent. On June 8, 2017, SMART Modular filed in the USPTO, its response to the examiner’s May 8, 2017 decision. On June 17, 2017, Netlist filed comments in response to the examiner’s May 8, 2017 decision. On August 8, 2017, the examiner issued a communication indicating that SMART Modular’s and Netlist’s comments had been entered and that the proceeding was forwarded to the PTAB for issuance of a new decision.  SMART Modular is evaluating the next course of action with respect to the proceedings in the Eastern District of California.

On July 1, 2013, Netlist filed a lawsuit in the Central District of California against SMART Modular alleging claims very similar to Netlist’s counterclaims set forth in the Eastern District case. Netlist later amended its complaint to add additional parties, including SMART Worldwide. Netlist has sought compensatory damages for the harm it claims to have suffered, as well as an award of treble damages and attorneys’ fees. The claims against SMART Modular and SMART Worldwide were transferred to the Eastern District of California.

The Company believes that there are valid defenses to all of the claims and counterclaims made by Netlist and that the claims are without merit. SMART Modular and SMART Worldwide intends to vigorously fight the claims and counterclaims. The Company believes that the likelihood of any material charge resulting from these claims is remote.

(d)	Contingencies

Import Duty Tax assessment in Brazil

On February 23, 2012, SMART Brazil was served with a notice of a tax assessment for approximately R$117 million (or $37.4 million) (the First Assessment). The assessment was from the federal tax authorities of Brazil and related to four taxes in connection with importation processes. The tax authorities claimed that SMART Brazil categorized its imports of unmounted integrated circuits in the format of wafers under an incorrect product classification code, which carries an import duty of 0%. The authorities alleged that a different classification code should have been used that would require an 8% import duty and the authorities were seeking to recover these duties, as well as other related taxes, for the five calendar years of 2007 through and including 2011. Subsequent to the initial assessment, SMART Brazil received a second notice of an additional administrative penalty of approximately R$6.0 million (or $1.9 million) directly related to the same issue and which has been imposed exclusively for the alleged usage of an inappropriate import tax code (the Second Assessment).

The Company believes that SMART Brazil used the correct product code on its imports and that none of the above assessments are due. In March 2012, SMART Brazil filed defenses to the First Assessment and the Second Assessment. On May 2, 2013, the first level administrative tax court issued a ruling in favor of the tax assessor and against SMART Brazil on the First Assessment. On May 31, 2013, SMART Brazil filed an appeal to the second level tax court known as CARF. The appeal was heard on November 26, 2013 and the Company received a unanimous favorable ruling rejecting the position of the tax authorities. This ruling was published by the tax authorities and made official in February 2014. Subsequently, the tax authorities filed a request for clarification and on September 17, 2014, the Company received a unanimous ruling rejecting the request from the tax authorities for clarification. On November 7, 2014, the tax authorities notified CARF that they would not be appealing the CARF decision, and the First Assessment has been extinguished. SMART Brazil has not received a decision from the first level administrative court with respect to the Second Assessment.

On December 12, 2013, SMART Brazil received another notice of assessment in the amount of R$3.6 million (or $1.1 million) with respect to the same import-related tax issues and penalties discussed above for 2012 and 2013 (the Third Assessment). The Third Assessment does not seek import duties and related taxes on Dynamic Random Access Memory (“DRAM”) products and only seeks import duties and related taxes on Flash unmounted components with respect to the months of January 2012 to June 2012. This is because SMART Brazil’s imports of DRAM unmounted components were subject to 0%, and, after June 2012, SMART Brazil’s imports of Flash unmounted components became subject to 0%, import duties and related taxes, both as a result of PADIS. Even with this 0%, if SMART Brazil is found to have used the incorrect product classification code, SMART Brazil will be subject to an administrative penalty equal to 1% of the value of the imports. SMART Brazil has filed defenses to the Third Assessment. The Company believes that SMART Brazil used the correct product code on its imports and that the Third Assessment is incorrect. SMART Brazil intends to vigorously fight this matter. Although SMART Brazil did not receive the Third Assessment until December 12, 2013, the Third Assessment was issued before the CARF decision in favor of SMART Brazil on the First Assessment as discussed above was published.

The amounts claimed by the tax authorities on the Second Assessment and on the Third Assessment are subject to increases for interest and other charges, which resulted in a combined assessment balance of approximately R$14.4 million (or $4.6 million) and R$13.3 million (or $4.1 million) as of  August 25, 2017 and August 26, 2016, respectively.

As a result of the CARF decision in favor of SMART Brazil on the First Assessment, the Company believes that the probability of any material charges as a result of the Second Assessment and the Third Assessment is remote and the Company does not expect the resolution of these disputed assessments to have a material impact on its consolidated financial position, results of operations or cash flows. While the Company believes that the Second Assessment and the Third Assessment are incorrect, there can be no assurance that SMART Brazil will prevail in the disputes.